                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): DECEMBER 1, 2003



                         INTERNATIONAL WIRE GROUP, INC.
               (Exact name of Registrant as specified in charter)


           DELAWARE                      33-93970                43-1705942
(State or other jurisdiction     (Commission file number)     (I.R.S. employer
      of incorporation)                                      identification no.)


                              101 SOUTH HANLEY ROAD
                            ST. LOUIS, MISSOURI 63105
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (314) 719-1000


                             ---------------------

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ITEM 5. OTHER EVENTS.

         On December 1, 2003, International Wire Group, Inc. (the "Registrant") issued a press release announcing that an ad hoc committee of bondholders holding its 11-3/4% Senior Subordinated Notes due 2005, 11-3/4% Series B Senior Subordinated Notes due 2005, and 14% Senior Subordinated Notes due 2005 (collectively, the "Subordinated Notes") has been formed for purposes of negotiating a recapitalization of its balance sheet. The Registrant also announced that it has decided to forego making the semi-annual interest payments due December 1 on the Subordinated Notes. A copy of the press release issued by the Registrant is attached as an exhibit hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)      Not applicable.

        (b)      Not applicable.

        (c)      Exhibits.

                 99.1 Press Release dated December 1, 2003, announcing the formation of ad hoc committee of bondholders and decision to forego paying interest on Subordinated Notes.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTERNATIONAL WIRE GROUP, INC.



Dated:  December 5, 2003                 By: /s/ Glenn J. Holler
                                             -----------------------------------
                                             Glenn J. Holler
                                             Chief Financial Officer



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

                                INDEX TO EXHIBITS

Exhibit Number             Exhibit
--------------             -------

99.1 Press Release dated as of December 1, 2003, announcing the formation of ad hoc committee of bondholders and decision to forego paying interest on Subordinated Notes.

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